UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 10, 2014
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 Codexis, Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 Penobscot Drive
Redwood City, CA 94063
(Address of Principal Executive Offices) (Zip Code)
(650) 421-8100
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The disclosure under Item 1.02 of this Current Report on Form 8-K is being filed by Codexis, Inc. (the “Company”) to update disclosures contained in the Company's Current Reports on Form 8-K filed on August 5, 2013, September 13, 2013 and November 12, 2013 (collectively, the “Prior Form 8-K”).

Item 1.02.	Termination of a Material Agreement.

As described in the Prior Form 8-K, the Company received a letter (the “Letter”) from Dyadic International, Inc. (“Dyadic”) on July 30, 2013 alleging that the Company is in breach under the License Agreement, dated November 14, 2008, by and among the Company, Dyadic International (USA), Inc. (“Dyadic International”) and Dyadic (the “Dyadic License Agreement”), and that Dyadic intended to terminate the Dyadic License Agreement if the alleged breach was not cured to Dyadic's satisfaction within 60 days.

On March 10, 2014, Dyadic withdrew its notice of breach in the Letter.

For additional information about the Letter and the Dyadic License Agreement, see the Prior Form 8-K and Exhibit 10.6 to the Company's Registration Statement on Form S-1 (File No. 333-164044), effective April 21, 2010.

Item 2.02.	Results of Operations and Financial Condition
On March 11, 2014, the Company announced its financial results for the fourth quarter and year ended December 31, 2013. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Exhibits
(d) Exhibits
99.1    Press release dated March 11, 2014 relating to the financial results for the fourth quarter and year ended December 31, 2013*
* This exhibit relating to Item 2.02 shall be deemed to be furnished and not filed.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 11, 2014 relating to the financial results for the fourth quarter and year ended December 31, 2013*

* This exhibit relating to Item 2.02 shall be deemed to be furnished and not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 11, 2014

CODEXIS, INC.

By:	/s/ David O'Toole
David O'Toole
Senior Vice President and Chief Financial Officer